                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 5, 2003
              (Date of Report - Date of Earliest Event Reported)

                        PROVIDENT FINANCIAL GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

                                     Ohio
                (State or Other Jurisdiction of Incorporation)

                                    1-8019
                           (Commission File Number)

                                  31-0982792
                     (IRS Employer Identification Number)

                One East Fourth Street, Cincinnati, Ohio 45202
              (Address of Principal Executive Offices) (Zip Code)

                        1-800-851-9521 or 513-345-7102
             (Registrant's Telephone Number, Including Area Code)

                                      -1-

Item 5.  Other Events and Required FD Disclosure.
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On March 5, 2003, the Registrant issued the press release filed as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibit 99 Press Release Dated March 5, 2003.

                                      -2-

                                  SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934,  the
Registrant  has duly  caused  this  Report to be  signed on its  behalf by the undersigned, thereunto duly authorized.

                                             PROVIDENT FINANCIAL GROUP, INC.

Date: March 5, 2003                              /s/ Christopher J. Carey
                                                 ------------------------
                                                   Christopher J. Carey
                                               Executive Vice President and
                                                 Chief Financial Officer